SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 26, 1997


                GE CAPITAL MORTGAGE SERVICES, INC.
           (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of June 1, 1997,
          providing for the issuance of Home Equity Loan
            Pass-Through Certificates, Series 1997-HE2)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


    New Jersey                33-5042              21-0627285
-------------------------------------------------------------------
  (State or other           (Commission         (I.R.S. Employer
    jurisdiction            File Number)       Identification No.)
  of incorporation)




                      Three Executive Campus
                   Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



 Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.


On June 26, 1997 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1997-HE2 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one-to-four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 8, 1997 as supplemented by the Prospectus Supplement dated June 20, 1997.

The original principal balance of each Class of the Certificates is as follows:

                     Class A1      $66,800,000.00
                     Class A2      $42,100,000.00
                     Class A3      $21,800,000.00
                     Class A4      $30,300,000.00
                     Class A5      $13,700,000.00
                     Class A6      $27,145,000.00
                     Class A7      $22,428,000.00
                     Class R1             $500.00
                     Class R2             $500.00
                     Class M        $6,112,000.00
                     Class B1       $6,112,000.00
                     Class B2       $1,834,000.00
                     Class B3       $2,445,000.00
                     Class B4       $1,834,000.00
                     Class B5       $1,834,941.44
                     Class S                (1)

                                  ---------------
                     Total        $244,445,941.44
                                  ---------------


(1) The Class S has an original Notional Principal Balance equal to $244,445,941.44.

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 8.25% and 91.75%, respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $4,888,919 and $2,444,459, respectively, representing approximately 0.02%, 2.00% and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of June 1, 1997 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans"). Approximately 98.60% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 1.40% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

     The Mortgage Rates borne by the Mortgage Loans range from approximately 7.250% to 15.990% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.760% per annum. The original principal balances of the Mortgage Loans range from approximately $6,438.00 to $471,750.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $70,425.22 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is May 1991, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is May 2027. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 41 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 215 months. Approximately 38.13% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 179 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 5.56% to 90.46%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 72.34%. The Second-Lien Combined Loan-to-Value of the second-lien Mortgages at origination range from approximately 20.35% to 104.67%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 72.15%. No more than approximately 0.50% of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 1.49% of the Mortgage Loans have been originated under the NIV program. Approximately 6.24% of the Mortgage Loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 3.45% of the Mortgage Loans have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                  Cut-off Date Principal Balances


                                                            PERCENTAGE OF
          RANGE OF         NUMBER             CUT-OFF       CUT-OFF DATE
        CUT-OFF DATE           OF                DATE       AGGREGATE
          PRINCIPAL      MORTGAGE           PRINCIPAL       PRINCIPAL
          BALANCES          LOANS             BALANCE       BALANCE
        ------------     --------        ------------       ---------


$    00.00 -  10,000.00        38         $341,991.01        0.14%
 10,000.01 -  20,000.00       242       $3,990,920.50        1.63%
 20,000.01 -  30,000.00       343      $ 8,885,828.63        3.64%
 30,000.01 -  40,000.00       385      $13,779,304.25        5.64%
 40,000.01 -  50,000.00       372      $16,932,954.04        6.93%
 50,000.01 -  60,000.00       398      $22,042,317.21        9.02%
 60,000.01 -  75,000.00       469      $31,629,834.09        12.94%
 75,000.01 - 100,000.00       560      $48,280,428.63        19.75%
100,000.01 - 150,000.00       457      $54,689,102.88        22.37%
150,000.01 - 200,000.00       112      $19,013,535.58        7.78%
200,000.01 - 250,000.00        53      $11,798,608.59        4.83%
250,000.01 - 300,000.00        22       $6,046,777.98        2.47%
300,000.01 - 350,000.00        12       $3,792,573.03        1.55%
350,000.01 - 400,000.00         5       $1,902,390.28        0.78%
400,000.01+                     3       $1,319,374.74        0.54%
                   ----------------------------------------------------
             Total          3,471     $244,445,941.44       100.00%
                   ====================================================

                          Mortgage Rates



                                                            PERCENTAGE OF
        RANGE                                CUT-OFF        CUT-OFF DATE
         OF             NUMBER OF                DATE       AGGREGATE
      MORTGAGE           MORTGAGE           PRINCIPAL       PRINCIPAL
        RATES               LOANS             BALANCE       BALANCE
      --------          ---------        ------------       ---------
   0.000 -   7.500%             2         $285,330.26          0.12%
   7.501 -   8.000             15       $1,031,750.85          0.42%
   8.001 -   8.500            157      $13,309,096.96          5.44%
   8.501 -   9.000            595      $48,808,233.12         19.97%
   9.001 -   9.500            621      $46,330,764.50         18.95%
   9.501 -  10.000            763      $54,666,514.46         22.36%
  10.001 -  10.500            683      $37,718,818.04         15.43%
  10.501 -  11.000            368      $25,114,248.36         10.27%
  11.001 -  11.500            115       $6,806,840.58          2.78%
  11.501 -  12.000             68       $4,740,798.93          1.94%
  12.001 -  12.500             18       $1,123,071.35          0.46%
  12.501 -  13.000             34       $2,073,888.72          0.85%
  13.001 -  13.500             12       $1,091,032.35          0.45%
  13.501 -  14.000             11       $1,094,898.44          0.45%
  14.001 -  15.000              7         $210,000.26          0.09%
  15.001 & Above                2          $40,654.26          0.02%
                   ----------------------------------------------------
            Total           3,471     $244,445,941.44        100.00%
                   ====================================================

          Geographic Distribution of Mortgaged Properties

                                                      PERCENTAGE OF
                    NUMBER                CUT-OFF      CUT-OFF DATE
                        OF                   DATE         AGGREGATE
                  MORTGAGE              PRINCIPAL         PRINCIPAL
STATE                LOANS                BALANCE           BALANCE
-----             --------           ------------         ---------

Alabama                129          $6,137,812.57             2.51%
Arizona                 20          $1,094,677.75             0.45%
Arkansas                13            $788,556.29             0.32%
California              64          $4,493,234.55             1.84%
Colorado                37          $2,611,381.98             1.07%
Connecticut             80          $7,434,239.14             3.04%
Delaware                10            $595,738.02             0.24%
District of Columbia    57          $4,234,161.62             1.73%
Florida                361         $19,419,426.81             7.94%
Georgia                106          $7,758,997.70             3.17%
Idaho                    5            $237,621.79             0.10%
Illinois               243         $17,520,343.17             7.17%
Indiana                107          $6,590,383.14             2.70%
Iowa                    18          $1,146,415.74             0.47%
Kansas                   3            $152,114.75             0.06%
Kentucky                36          $2,055,834.27             0.84%
Louisiana               17            $961,237.65             0.39%
Maine                    3            $315,153.60             0.13%
Maryland               214         $17,626,087.12             7.21%
Massachusetts          124         $11,206,072.14             4.58%
Michigan                55          $3,659,023.69             1.50%
Minnesota               24            $961,781.90             0.39%
Mississippi              3            $148,154.92             0.06%
Missouri                60          $3,861,823.62             1.58%
Nebraska                 7            $342,561.16             0.14%
Nevada                   9            $453,943.42             0.19%
New Hampshire           10            $565,654.54             0.23%
New Jersey             278         $28,834,172.25            11.80%
New Mexico              56          $2,371,178.22             0.97%
New York               261         $22,616,972.70             9.25%
North Carolina         223         $13,262,205.37             5.43%
Ohio                   299         $20,609,191.01             8.43%
Oklahoma                13            $772,647.36             0.32%
Oregon                  35          $1,857,318.11             0.76%
Pennsylvania           121          $9,014,134.54             3.69%
Rhode Island            54          $4,090,262.28             1.67%
South Carolina          82          $3,742,203.11             1.53%
Tennessee               28          $1,603,470.96             0.66%
Texas                    2            $144,679.63             0.06%
Utah                    46          $3,182,461.47             1.30%
Vermont                  2            $134,642.94             0.06%
Virginia                90          $5,955,960.94             2.44%
Washington              27          $1,586,613.35             0.65%
Wisconsin               25          $1,466,266.04             0.60%
West Virginia            9            $531,024.97             0.22%
Wyoming                  5            $298,103.14             0.12%
                   ----------------------------------------------------
             Total   3,471        $244,445,941.44           100.00%
                   ====================================================

                    Priority of Mortgage Loans

                                                      PERCENTAGE OF
                                          CUT-OFF      CUT-OFF DATE
                 NUMBER OF                   DATE         AGGREGATE
                  MORTGAGE              PRINCIPAL         PRINCIPAL
     PRIORITY        LOANS                BALANCE           BALANCE
     --------        -----           ------------         ---------

First-priority       2,774        $221,301,088.92            90.53%
Second-priority        697         $23,144,852.52             9.47%
                   ----------------------------------------------------
        Total        3,471        $244,445,941.44           100.00%
                   ====================================================


                        Year of Origination


                                                      PERCENTAGE OF
                                          CUT-OFF      CUT-OFF DATE
                 NUMBER OF                   DATE         AGGREGATE
      YEAR OF     MORTGAGE              PRINCIPAL         PRINCIPAL
  ORIGINATION        LOANS                BALANCE           BALANCE
  -----------    ---------           ------------         ---------

     1997            3,415        $240,104,491.85            98.22%
     1996               46          $3,854,133.75             1.58%
     1995                5            $302,587.23             0.12%
     1992                2             $50,199.58             0.02%
     1991                3            $134,529.03             0.06%
                   ----------------------------------------------------
    Total            3,471        $244,445,941.44           100.00%
                   ====================================================


    Months Remaining to Stated Maturity as of the Cut-off Date

       NUMBER                                         PERCENTAGE OF
    OF MONTHS                             CUT-OFF      CUT-OFF DATE
    REMAINING    NUMBER OF                   DATE         AGGREGATE
    TO STATED     MORTGAGE              PRINCIPAL         PRINCIPAL
     MATURITY        LOANS                BALANCE           BALANCE
  -----------    ---------        ---------------      ------------

 36 -   59              33            $626,763.08             0.26%
 60 -   83              21            $516,655.96             0.21%
 84 -  107               3            $202,712.26             0.08%
108 -  131             212          $7,773,601.68             3.18%
132 -  155              12            $903,244.61             0.37%
156 -  179            1531        $110,003,879.26            45.00%
180 -  239            1039         $74,820,586.90            30.61%
240 & above            620         $49,598,497.69            20.29%
                   ----------------------------------------------------
    Total            3,471        $244,445,941.44           100.00%
                   ====================================================

                 Types of Mortgaged Properties (1)

                                                        PERCENTAGE OF
                                             CUT-OFF     CUT-OFF DATE
                        NUMBER OF                DATE    AGGREGATE
      PROPERTY           MORTGAGE           PRINCIPAL    PRINCIPAL
        TYPE                LOANS             BALANCE    BALANCE
      --------          ---------        ------------    ---------

Single-family detached(1)   3,070     $215,562,546.02      88.18%
Single-family attached        150       $9,154,519.11       3.75%
2 - 4 Units                   205      $16,295,463.17       6.67%
Condo                          46       $3,433,413.14       1.40%
                   ----------------------------------------------------
    Total                   3,471     $244,445,941.44     100.00%
                   ====================================================

(1) Approximately 3.67% of the single-family detached units will be manufactured homes.

                Use of Mortgaged Properties (1)(2)


                                                         PERCENTAGE OF
                                             CUT-OFF     CUT-OFF DATE
                        NUMBER OF                DATE    AGGREGATE
                         MORTGAGE           PRINCIPAL    PRINCIPAL
         USE                LOANS             BALANCE    BALANCE
      --------          ---------        ------------    ---------

Primary residence           3,313     $237,130,628.23      97.01%
Non-primary residence(2)      158       $7,315,313.21       2.99%
                   ----------------------------------------------------
     Total                  3,471     $244,445,941.44     100.00%
                   ====================================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

                           Second-Lien
               Combined Loan-to-Value Ratio (1) (2)
                 (for Second-Lien Mortgage Loans)

                                                          PERCENTAGE OF
                                                          CUT-OFF DATE
                                                          AGGREGATE
                     NUMBER OF                            PRINCIPAL
     RANGE OF         MORTGAGE           CUT-OFF-         BALANCE
     COMBINED       LOANS IN A               DATE         IN A
      LOAN-TO-     SECOND-LIEN          PRINCIPAL         SECOND-LIEN
   VALUE RATIOS       POSITION            BALANCE         POSITION
   ------------    -----------          ---------         ------------

20.01 - 30.00            5            $107,286.81             0.46%
30.01 - 40.00           17            $396,557.97             1.71%
40.01 - 50.00           35            $952,155.71             4.11%
50.01 - 60.00           58          $1,622,539.76             7.01%
60.01 - 70.00          148          $4,596,532.08            19.86%
70.01 - 75.00           85          $3,175,697.71            13.72%
75.01 - 80.00          263          $9,179,101.79            39.66%
80.01 - 85.00           81          $2,938,936.59            12.70%
85.01 - 90.00            4            $148,182.67             0.64%
90.01 & above            1             $27,861.43             0.12%
                   ----------------------------------------------------
    Total              697         $23,144,852.52           100.00%
                   ====================================================


(1)The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal.
(2)The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 72.15%.

              Home Equity Loan-to-Value Ratio (1) (2)

                                                      PERCENTAGE OF
     RANGE OF                             CUT-OFF      CUT-OFF DATE
  HOME EQUITY    NUMBER OF                   DATE         AGGREGATE
      LOAN TO     MORTGAGE              PRINCIPAL         PRINCIPAL
 VALUE RATIOS        LOANS                BALANCE           BALANCE
  -----------    ---------        ---------------      ------------

  0.00 - 10.00%         31            $661,531.20             0.27%
 10.01 - 20.00         351          $8,836,698.87             3.61%
 20.01 - 30.00         225          $7,948,257.78             3.25%
 30.01 - 40.00         156          $6,633,243.94             2.71%
 40.01 - 50.00         143          $7,954,218.99             3.25%
 50.01 - 60.00         168         $10,483,974.80             4.29%
 60.01 - 70.00         329         $21,208,222.75             8.68%
 70.01 - 75.00         237         $19,022,919.54             7.78%
 75.01 - 80.00       1,135         $96,618,222.90            39.53%
 80.01 - 85.00         294         $26,492,242.13            10.84%
 85.01 - 90.00         400         $38,449,935.12            15.73%
 90.01 & above           2            $136,473.42             0.06%
 ------------------------------------------------------------------
   Total            3,471        $244,445,941.44           100.00%
 ==================================================================

(1)The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 5.14% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2)The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 72.34%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 77.14% and 26.41%, respectively.

                  Home Equity Loan Ratio (1)(2)
                 (for second-lien Mortgage Loans)

                                                       PERCENTAGE OF
                                                        CUT-OFF DATE
                                                           AGGREGATE
                  NUMBER OF                                PRINCIPAL
                  MORTGAGE                CUT-OFF         BALANCE OF
  RANGE OF        LOANS IN A                 DATE     MORTGAGE LOANS
  HOME EQUITY     SECOND-LIEN           PRINCIPAL   IN A SECOND-LIEN
  LOAN RATIOS     POSITION                BALANCE           POSITION
  -----------    ------------       -------------   ----------------

 10.01 - 20.00%        187          $4,255,060.96            18.38%
 20.01 - 30.00         201          $5,578,234.92            24.10%
 30.01 - 40.00         145          $5,654,026.57            24.43%
 40.01 - 50.00          69          $2,795,374.66            12.08%
 50.01 - 60.00          43          $1,862,211.14             8.05%
 60.01 - 70.00          23          $1,146,116.26             4.95%
 70.01 - 75.00           9            $608,222.81             2.63%
 75.01 - 80.00           3            $163,191.39             0.71%
 80.01 - 85.00           4            $154,991.72             0.67%
 85.01 - 90.00           7            $505,594.62             2.18%
 90.01 - 100.00          6            $421,827.47             1.82%
                   ----------------------------------------------------
      Total            697         $23,144,852.52           100.00%
                   ====================================================

(1)The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien mortgage loan at the time such Mortgage Loan was originated.

(2)The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 37.08%.

                             Loan Type

                                                        PERCENTAGE OF
                                             CUT-OFF    CUT-OFF DATE
                        NUMBER OF                DATE      AGGREGATE
                         MORTGAGE           PRINCIPAL      PRINCIPAL
        TYPE                LOANS             BALANCE        BALANCE
      --------          ---------     ---------------   ------------

Fully amortizing            2,495     $151,242,457.09     61.87%
Balloon                       976      $93,203,484.35     38.13%
                   ----------------------------------------------------
Total                       3,471     $244,445,941.44     100.00%
                   ====================================================

    Months Remaining to Stated Maturity as of the Cut-off Date
                        (for Balloon Loans)

       NUMBER                                            PERCENTAGE OF
      OF MONTHS                                          CUT-OFF DATE
      REMAINING         NUMBER OF            CUT-OFF-    AGGREGATE
      TO STATED           BALLOON                DATE    PRINCIPAL
   MATURITY AS OF        MORTGAGE           PRINCIPAL    BALANCE OF
    CUT-OFF DATE            LOANS             BALANCE    BALLOON LOANS
   --------------       ---------        ------------    -------------

157 - 180                     976      $93,203,484.35    100.00%
                   ----------------------------------------------------
            Total             976      $93,203,484.35    100.00%
                   ====================================================

ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
           EXHIBITS



1.1 The Underwriting Agreement for the Series 1997-HE2 Certificates dated September 24, 1996, as modified and supplemented by the related terms agreement dated June 20, 1997, between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and Morgan Stanley & Co. Incorporated.

4.1   The Pooling and Servicing Agreement for the Series 1997-HE2
      Certificates dated as of June 1, 1997 between GE Capital
      Mortgage Services, Inc., as seller and servicer, and The
      First National Bank of Chicago, as trustee.

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          /s/ Mary Kaplan
                                               ---------------
                                  Name:        Mary Kaplan
                                  Title:       Vice President







Dated as of June 26, 1997

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          ____________
                                  Name:        Mary Kaplan
                                  Title:       Vice President







Dated as of June 26, 1997

EXHIBIT INDEX


The exhibits are being filed herewith:

-------------------------------------------------------------------------------
       EXHIBIT NO.         DESCRIPTION                  PAGE
-------------------------------------------------------------------------------


      1.1 The Underwriting Agreement dated March 24, 1996, as modified and supplemented by the related terms agreement dated June 20, 1997 between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and Morgan Stanley & Co. Incorporated.

     4.1 The Pooling and Servicing Agreement for the Series 1997-HE2 Certificates dated as of June 1, 1997 between GE Capital Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.